UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 30, 2013

INOLIFE TECHNOLOGIES, INC.
Exact name of Registrant as Specified in its Charter

New York	0-50863	30-0299889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6040-A Six Forks Road, #135 Raleigh, NC	27609
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (919)-727-9186

Not Applicable
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective August 26, 2013, L.A. Prevratil, LLC was dismissed as the Company’s independent registered public accounting firm. The decision was approved by the Board of Directors of InoLife Technologies, Inc.

During the Registrant’s last two fiscal years ended March 31, 2013 and March 31, 2012, and the subsequent period through dismissal, there were (i) no disagreements with L.A. Prevratil on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of L.A. Prevratil, LLC regarding the Company’s financial statements for the fiscal years ended March 31, 2013 and March 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of L.A. Prevratil, LLC on the Company’s financial statements for the fiscal year ended March 31, 2013 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

The Registrant provided L.A. Prevratil, LLC with a copy of the disclosures made in this Current Report on Form 8-K on August 30, 2013, and requested that L.A. Prevratil furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Registrant’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter to be furnished by L.A. Prevratil, LLC will be attached as Exhibit 16 once received by the Registrant.

On August 26, 2013 the Registrant engaged Hartley Moore Accountancy Corporation as the Registrant’s new independent registered public accounting firm. The appointment of Hartley Moore Accountancy Corporation was approved by the Board of Directors of InoLife Technologies, Inc. Neither the Company, nor any person on behalf of the Company, consulted with Hartley Moore Accountancy Corporation as to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered as to the financial statements, nor was a written report or oral advice rendered that was an important factor considered by the Company or any of its employees in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was either the subject of a disagreement or reportable event under 304 (a)(2) of Regulation S-K during the two most recent fiscal years and subsequent interim period through the engagement of Hartley Moore Accountancy Corporation and the dismissal of L.A. Prevratil, LLC.

9.01 Exhibits

Exhibit Number	Description

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2013	By:	/s/ Gary Berthold
Gary Berthold Chief Executive Officer

Dated: September 4, 2013	By:	/s/ Sharon Berthold
Sharon Berthold Executive Officer

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